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                                                Filed Pursuant to Rule 497
                                                Registration File No.: 33-18983




                          SUPPLEMENT TO PROSPECTUS OF
                   MORGAN STANLEY DEAN WITTER UTILITIES FUND
                DATED APRIL 27, 1998, AS REVISED AUGUST 19, 1998



     On April 22, 1999, the Board of Trustees of the Fund recommended that the shareholders approve the following changes to the Fund's investment objective/restrictions:


       a) Change in Investment Objective -- The Board unanimously recommended that the Fund's shareholders approve changing the Fund's investment objective to: "seek both capital appreciation and current income." Currently, the Fund's objective is to "provide current income and long-term growth of income and capital." Adoption of this change would have the effect of eliminating long-term growth of income as an objective of the Fund.


       b) Change in Investment Restriction -- The Board also unanimously recommended that the Fund's shareholders approve eliminating the word "public" from the Fund's investment restriction on concentrating investments (Restriction 3, page 14). The change would have the effect of requiring the Fund to concentrate investments in the entire utilities industry, as opposed to the more limited public utilities industry.


     A proxy statement fully describing the proposed changes in objectives/restrictions and the reasons for the Board's action will be distributed to the Fund's shareholders.



April 22, 1999